BECHTEL
JACOBS                                                                               Subcontract Change Notice
Bechtel Jacobs Company LLC

Bechtel Jacobs Company: ETTP                                                          Project Title: Waste Management
                                                                    Site

STR:    Brenda Williams                                                                                             Phone: 574-9171

Job No.:           23900                  Subcontract No.   BA-99446/7 and BF                                                   Page     1    of    1

Subcontractor: Materials and Energy Corporation Address: 667 Gallaher Road Kingston, TN 37763 Contact: Renee Echols Phone: 376-8726	Change Notice No.: 08 Effective Date: 7-02-2002
Description of Change: Modification of unit price for treatment to a volume (drum equivalent) basis incorporating Subcontractor cost data as shown in Attachment B. Removal of disposal factor from calculation of cost. Revision of Exhibit B Special Conditions Fixed Price Commercial Services.

Subcontractor shall prepare an estimate, provide information, and perform work as indicated below.
[ ] Lump Sum [ ] Unit Price [X] New Unit Price [ ]Time & Material [ ] Cost Reimbursement [ ] N/A

[ ] Proceed with work [X] Notice to proceed required [ ]Drawings/data attached

[ ] No price change authorized [ ] No time extension authorized [ ]Submit a detailed work schedule

Submit proposal within (5) Calendar days

STR's Signature /s/ G. M. Alford for Brenda Williams		Date 02 JUL 02
This change notice is forwarded for your signature. Complete the required portions of this form and return the original.
Subcontractor's Response: Subcontractor's No.: 99446/7/8F

[ ] Acknowledge and accept. [ ] Acknowledge with attached exceptions. [ ] No proposal will be submitted.

[ ] Change affects original schedule. [ ] Schedule change attached. [ ] Estimate is attached.

[ ] Estimated cost of change notice is $_____________ Change notice work completed by ________________

Subcontractor's Signature /s/ C. Renee Echols	Title Vice President	Date 7/2/02
Bechtel Jacobs Company's Approval:
____________________________ STR's Signature ____________________________ *Project Manager's Signature ____________________________ *Procurement's Signature *Required for SCN $10K	____________________________ Print Name ____________________________ Print Name ____________________________ Print Name	____________________________ Date ____________________________ Date ____________________________ Date

BJCF-213 (03/01)